UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2006

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

45 William Street, Wellesley, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 237-5100

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 27, 2006, PerkinElmer Holdings, Inc. (“PKI Holdings”), a subsidiary of PerkinElmer, Inc. (“PerkinElmer”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with James N. Macri, pursuant to which PKI Holdings purchased the outstanding stock of NTD Laboratories, Inc. (“NTD”), a reference laboratory specializing in prenatal risk assessment. In consideration for the purchase of the outstanding stock of NTD, PKI Holdings paid to Mr. Macri and other stockholders $48,950,000 in cash, subject to a post-closing adjustment based on NTD’s working capital as of the closing date. The Stock Purchase Agreement contains customary representations, warranties, covenants and indemnities.

In addition, on July 27, 2006, PerkinElmer Singapore Pte Ltd (“PKI Singapore”), a subsidiary of PerkinElmer, completed the acquisition of certain assets of J.N. Macri Technologies LLC (“Macri Technologies”) by entering into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Macri Technologies and James N. Macri. Macri Technologies holds and licenses global patents related to free beta Human Chorionic Gonadotropin, a peptide hormone that serves as a component in the prenatal risk testing done by NTD. In consideration for the purchase of these assets, PKI Singapore paid to Macri Technologies $7,700,000 in cash. The Asset Purchase Agreement contains customary representations, warranties, covenants and indemnities.

The foregoing descriptions of the Stock Purchase Agreement and Asset Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are filed with this report as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. A copy of the press release announcing these transactions is filed with this report as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: August 2, 2006

By:  /s/  John L. Healy

        John L. Healy

        Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Stock Purchase Agreement, dated as of July 27, 2006, by and between PerkinElmer Holdings, Inc. and James N. Macri. (1)

99.2	Asset Purchase Agreement, dated as of July 27, 2006, by and among PerkinElmer Singapore Pte Ltd, J.N. Macri Technologies LLC and James N. Macri. (1)

99.3	Press Release dated July 27, 2006, issued by PerkinElmer, Inc. to announce the completion of the acquisitions contemplated by the Stock Purchase Agreement and the Asset Purchase Agreement.

(1) The exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.